Convertible notes receivable	9 Months Ended
Sep. 30, 2022
Disclosure of Convertible Notes Receivable Explanatory [Abstract]
Convertible notes receivable
7.	Convertible notes receivable

In September 2019, the Company participated in a private placement to purchase US$410,000, at face value, of secured convertible notes issued by Paramount. Each convertible note had an issue price of US$975 per US$1,000 face value with a four-year maturity. The Company purchased 410 convertible notes for a total of $0.5 million (US$399,750). The convertible notes bear interest at a rate of 7.5% per annum, payable semi-annually. Paramount has the option to settle the interest in whole or in part in either cash or common shares. At any time after the issuance of the convertible notes, the Company can convert all or any portion of the outstanding amount into common shares of Paramount at a price of US$1.00 per common share. The convertible notes receivable is recorded at fair value through profit or loss.

As at September 30, 2022 the fair value of the convertible notes receivable was $0.6 million (December 31, 2021 - $0.6 million). The fair value was determined using the binomial option pricing model using the following assumptions: risk-free rate of 3.04%, 1 year expected remaining life of the convertible note, volatility of 52% based on Paramount stock price volatility, forfeiture rate of nil, and dividend yield of nil.